Annual Operating Expenses {- Government Portfolio} - 06.30 North Carolina Capital Management Trust PRO-13 - Government Portfolio - Government Portfolio (NCCMT)-Default	Aug. 28, 2021
Operating Expenses:
Management fee (net rate retained by FMR after payment of 12b-1 fees to the distributor)	0.22%
Distribution and/or Service (12b-1) fees	none
Other expenses	none
Total annual operating expenses	0.22%	[1]

[1]

(a)In order to avoid a negative yield, Fidelity Management & Research Company LLC (FMR) may reimburse expenses or waive fees of Government Portfolio and/or the fund’s distributor may waive all or a portion of the 12b-1 fees of the fund. Any such waivers or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that Government Portfolio will be able to avoid a negative yield.